United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Payoneer Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40547	86-1778671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 27th floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 600-9272

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       The information set forth in the third paragraph of Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Payoneer Global Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).

Proposal 1 – Election of Directors

The Class I directors proposed by management were elected to the Board of Directors of the Company (the “Board”) with a tabulation of votes as shown below. The Directors also had broker non-votes totaling 54,546,059.

Name	For	Withheld
Barak Eilam	239,808,349	552,642
Rich Williams	237,476,473	2,884,518

Consistent with the Company’s 2025 Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2025, Mr. Eilam was appointed to the Audit Committee of the Board and Mr. Williams was appointed as Chair of the Board, both effective as of their election at the Annual Meeting. In addition, effective at the Annual Meeting, the number of directors which shall constitute the Board was fixed at eight members.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The earlier appointment by the Audit Committee of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the 2025 fiscal year was ratified by stockholders with 291,336,531 shares voted in favor, 3,315,978 shares voted against, and 254,541 shares abstained.

Proposal 3 – Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

The compensation paid to our named executive officers was approved on a non-binding, advisory basis by stockholders with 222,628,465 shares voted in favor, 17,609,302 shares voted against, and 123,224 shares abstained. The proposal also had broker non-votes totaling 54,546,059.

Proposal 4 – Approval of Amendments to the Certificate of Incorporation to Phase Out the Classification of the Board and Provide for the Annual Election of Directors, and Proposal 5 – Approval of Amendments to the Certificate of Incorporation to Eliminate Supermajority Voting Requirements

The Annual Meeting was adjourned prior to concluding the vote on Proposals 4 and 5 described in the Company’s definitive proxy statement filed with the SEC on April 28, 2025, to allow additional time for voting on such proposals. The Annual Meeting will reconvene on such proposals at 8:30 a.m. (Eastern Time) on June 16, 2025, as further disclosed in the Company’s definitive additional proxy materials filed with the SEC on June 10, 2025.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

June 10, 2025	By:	/s/ John Caplan
Name: John Caplan
Title: Chief Executive Officer